DHI Group, Inc. Completes Spinoff of eFinancialCareers and Guides to a Return to Total Revenue Growth in its Second Quarter Ended June 30, 2021

CENTENNIAL, Colorado JULY 1st, 2021 -- DHI Group, Inc. (NYSE: DHX) ("DHI" or the "Company") today announced that the Company has transferred majority ownership of its eFinancialCareers business (eFC), the world’s leading financial services career site, to eFC’s management team. DHI will retain a 40% equity interest in eFC and have board representation.

“With the disposition of eFC, DHI will be solely focused on the technology career marketplace in the United States through our two brands Dice and ClearanceJobs,” said Art Zeile, CEO of DHI Group, Inc. “We believe this focus on technologists along with the positive bookings and revenue trends we are experiencing will create greater long-term value for our clients, candidates, employees and shareholders.”

“With our continued strong bookings momentum in the second quarter, as well as the eFC spinoff announced today, we expect total revenue growth for DHI Group on both a sequential and year-over-year basis for our second quarter ended yesterday,” said Kevin Bostick, Chief Financial Officer.

Starting with the second quarter ended June 30, 2021, DHI Group will report its financial results in the statements of operations excluding eFC from continuing operations. Historical financial information regarding eFC’s results can be found on the Company’s investor relations page at www.dhigroupinc.com/investors.com.

About DHI Group, Inc.

DHI Group, Inc (NYSE: DHX) is a provider of AI-powered software products, online tools and talent acquisition services, delivering career marketplaces to candidates for technology-focused roles and employers hiring tech talent globally. DHI's brands —Dice and ClearanceJobs— enable recruiters and hiring managers to efficiently search, match and connect with highly skilled technologists in specialized fields, particularly across the technology vertical and those with active government security clearances. Through our marketplaces, technology professionals find ideal employment opportunities, relevant job advice and personalized insights to best manage their whole technologist life. For more than 30 years, we have leveraged the latest technology to foster career connections across North America. Learn more at www.dhigroupinc.com.

Investor Contact
MKR Investor Relations Inc.
Todd Kehrli
310-625-4462
ir@dhigroupinc.com

Media Contact
Rachel Ceccarelli
VP of Engagement
212-448-8288
media@dhigroupinc.com

Forward-Looking Statements

This press release and oral statements made from time to time by our representatives contain forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include, without limitation, information concerning our possible or assumed future results of operations. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, our ability to execute our tech-focused strategy, competition from existing and future competitors in the highly competitive markets in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, cyclicality or downturns in the economy or industries we serve, the impact of the coronavirus COVID-19 outbreak on our operations and financial results, the uncertainty in respect of the regulation of data protection and data privacy, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, failure to successfully identify or integrate acquisitions, U.S. and foreign government regulation of the Internet and taxation, our ability to borrow funds under our revolving credit facility or refinance our indebtedness and restrictions on our current and future operations under such indebtedness. These factors and others are discussed in more detail in the Company's filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company's most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings under the headings "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.
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